UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 11, 2010

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 11, 2010, Consumers Energy Company (“Consumers”), a principal subsidiary of CMS Energy Corporation (“CMS Energy”), amended and restated its $150 million Secured Revolving Credit Facility (the “Second Amended Facility”) with a consortium of banks led by Union Bank, N.A. The Second Amended Facility replaces Consumers’ existing $150 million Secured revolving credit facility that was set to expire in September of 2010 (the “First Amended Facility”). The First Amended Facility amended the “Original Facility”, which was set to expire in September of 2009. The Second Amended Facility has substantially similar terms as the Original Facility and the First Amended Facility; however, the Second Amended Facility is a long-term facility that expires in three years. The Second Amended Facility contains certain customary affirmative and negative covenants. Any amounts drawn under the Second Amended Facility will be secured by first mortgage bonds of Consumers, issued under the Supplemental Indenture, entered into in connection with the Original Facility, that continues to be in effect. The Original Facility was previously filed as Exhibit 10.1 to the Form 8-K filed September 16, 2008 and its Supplemental Indenture was previously filed as Exhibit 4.1 to the Form 8-K filed September 16, 2008. The First Amended Facility was previously filed as Exhibit 10.1 to the Form 8-K filed August 21, 2009. Consumers expects any drawings under the Second Amended Facility will be used for general corporate purposes.
Union Bank, N.A. and other members of the lending consortium have provided banking and underwriting services to Consumers in the ordinary course of business.
The foregoing description of the Second Amended Facility does not purport to be complete and is qualified in its entirety by the provisions of the Second Amended Facility, respectively, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1 $150,000,000 Second Amended and Restated Revolving Credit Agreement dated as of August 11, 2010 among Consumers Energy Company, the Banks, Agent, Co-Syndication Agents, and Documentation Agent all as defined therein.
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2009 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2010 and June 30, 2010. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION”

and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: August 16, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: August 16, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

10.1	$150,000,000 Second Amended and Restated Revolving Credit Agreement dated as of August 11, 2010 among Consumers Energy Company, the Banks, Agent, Co-Syndication Agents, and Documentation Agent all as defined therein.